UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 19, 2007 (September 13, 2007)
THERMOGENESIS CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-82900 (Commission File Number)	94-3018487 (I.R.S. Employer Identification No.)
2711 Citrus Road
Rancho Cordova, California 95742
(Address and telephone number of principal executive offices) (Zip Code)
(916) 858-5100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 — Regulation FD Disclosure
     (a) Effective September 13, 2007, Philip Coelho resigned from his position as Chairman of the Board of Directors. There were no disagreements between the Company and Mr. Coelho on any matters involving accounting policies or practices. Mr. Coelho still remains a member of the board of directors.
     (b) Effective September 13, 2007, Dr. Hubert Huckel was appointed Chairman of the Board of Directors.
ThermoGenesis Corp’s Nominating Committee continues to search for additional independent directors.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMOGENESIS CORP., a Delaware Corporation
Dated: September 19, 2007	/s/ Matthew Plavan
Matthew Plavan,
Chief Financial Officer